Revolutionizing Healthcare

A comprehensive solution to chronic disease

Improved Outcomes
Improved Lives

OTCBB:ACAR

ActiveCare

SafeHarbor

Real-Time Visibility Active Care Improved Outcomes

- This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, including global economic conditions generally, the governmental regulation of our products, manufacturing and marketing risks, adverse publicity risks, and risks associated with our international expansion. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission.


agenda
Who we are
The challenge
Our solution
How it works
Results
Demonstration
Financial Plan

aboutus

Real-Time Visibility Active Care Improved Outcomes

ActiveCare:

A technology and service provider that provides *real-time visibility* to health conditions and risk, has a unique *active* approach in *caring* for members, resulting in *improved outcomes.*

theproblem

Real-Time Visibility Active Care Improved Outcomes

25 million diabetics

1/3 1 in 3 medicare dollars is spent treating diabetes

12.3 percent increase per year on diabetes claims

70 percent of diabetics don’t test

diabeteschallenges

Real-Time Visibility Active Care Improved Outcomes

No visibility into diabetic populations
No real-time biometric information
No caregiver engagement tools
No real-time monitoring

real-timevisibility

Real-Time Visibility Active Care Improved Outcomes

- **Monitor 100% of chronic population**
  - Current, biometric data
  - Efficient surveillance method
- **Early identification of high-risk, potentially high-cost episodes..**


Traditional
Disease Management
HIGH RISK
LOW RISK

ActiveCare

OTCBB:ACAR


thesolution
Real-Time Visibility Active Care Improved Outcomes
ActiveDiabetesCare
1 Real-Time Visibility
2 Active Care
3 Improved Outcomes

real-timedemonstration

Real-Time Visibility Active Care Improved Outcomes


Telcare 12:00 PM
105 mg/dL
Data sent Successfully
Target
Susan, our records indicate that you have not had your annual eye or foot exam this year. Please schedule.


ActiveCare
$0.00
$862.53
$355.44
$0.00
$659.69
$0.00
$5,527.14



ActiveCare

OTCBB:ACAR

real-timevisibility

Real-Time Visibility Active Care Improved Outcomes



$0.00
$862.53
$355.44
$0.00
$659.69
$0.00
$5,527.14



GLYCEMIC INDEX
BG Readings
BG Test Frequency
Weight Scale
Blood Pressure
Pulse Oximeter
Clinical
Glucose Test History
260
240
220
200
180
160
140
120
100
80
Average Blood Glucose Testing
132
Average Reading
This Month
15 Tests This Month
0 | High Risk and Above
4 | Hyper 141 - 240
11 | Target Range 80 - 140
0 | Hypo 60 - 79
0 | High Risk Below 0 - 59
Average Blood Glucose in Date Range
Avg. Blood Glucose 7 Days
143
Avg. Blood Glucose 14 Days
144
Avg. Blood Glucose 30 Days
132
MY GOALS
Avg. Blood Glucose
135
Target A1C
6.5
Tests Per Day
3
A1C CHART - Ref: ADA

- *Identify & Understand*
  - *Claims/PBM analytics*
- *Collect*
  - *Biometric readings*
- *Interpret*
  - *Member/TPA/Disease Management portal*

ActiveCare

OTCBB:ACAR

real-timevisibility

Real-Time Visibility Active Care Improved Outcomes


Telcare 12:00 PM
105 mg/dL
Data sent Successfully
Target
Susan, our records indicate that you have not had your annual eye or foot exam this year. Please schedule.

- *State-of-the-art Glucometer*
- *Cellular connection*
- *Real-time transmition – no log book*
- *Large color screen*
- *Post test messaging*
- *Real-time alerts*

Additional equipment for comorbidities


130
85
72

Blood Pressure



Weight



PulseOx

ActiveCare

activecare

Real-Time Visibility Active Care Improved Outcomes


105
Data sent Successfully

CareCenter

- *Fast & Immediate Response 24/7/365*
- *911 Training*
- *Works with existing disease management*
- *Initial on boarding*
- *Compliance monitoring*
- *RNs on staff to manage and coach members*

enhancedsupport = strongcompliance

ActiveCare

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activecare

Real-Time Visibility Active Care Improved Outcomes

CUSTOMIZABLE ALERT SETTINGS

Disease Management
BG>300 or <70 for 3 Days
Immediate: BG>400 or <60

Physician
BG>175 for 5 Days

Caregiver
BG>140 or <85 for 1 Days

Member
BG>135 or <80 for 3 Days
Immediate: BG>240 or <65


SECURE EMAIL
DM NURSE
EMAIL/SMS
PHYSICIAN
"Live" Call
CAREGIVER
AFTER HOURS
CareCenter Call
MEMBER

ActiveCare

improvedoutcomes

Real-Time Visibility Active Care Improved Outcomes



"The biggest challenge in the treatment of diabetes is compliance . . . a 10% improvement in glucose control, can reduce the incidence of complications by 37%"

- Dr. Jonathan C. Javitt, MD


Telcare 12:00 PM
105 mg/dL
Data sent Successfully
Target
Susan, our records indicate that you have not had your annual eye or foot exam this year. Please schedule.

Reducing risk with regular testing

76 — *A 76% reduction in eye disease (retinopathy)*

57 — *A 57% reduction in nonfatal heart attack, stroke or death from cardiovascular causes*

60 — *A 60% reduction in nerve disease (neuropathy)*

50 — *A 50% reduction in kidney disease (nephropathy)*

ActiveCare

improvedoutcomes

Real-Time Visibility Active Care Improved Outcomes

"Thank you so much for everything you guys did for my wife. When she started your program she had levels of 800!! She is now on her way to managing her diabetes. I love their ActiveCare machine and the service behind it. We often get calls and we are working with our disease manager, physician as a team."

- Michael Champagne

ActiveCare

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Summary

Real-Time Visibility Active Care Improved Outcomes

real-time visibility

A proprietary solution combining both claims and data analytics with real-time biometrics brings clarity and visibility to the status and risk of members' health and cost of care.

activecare

Adding a "human touch" and monitoring component to traditional disease management, ActiveCare's CareCenter reaches out to members assisting in changing their behavor.

Improved outcomes

Assisting members to manage their disease increasing compliance, improves the members' health while reducing the risk of future catastrophic events.

Revolutionizing Healthcare

A comprehensive solution to chronic disease

Quarterly Results and Projections

ActiveCare

Revenue Growth

Real-Time Visibility Active Care Improved Outcomes



Revenue
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

ActiveCare

CONFIDENTIAL – © 2013

OTCBB:ACAR

Total Members

Real-Time Visibility Active Care Improved Outcomes

ActiveCare, Inc. and Subsidiaries

June Quarter (est.)

Members

	Actual
CareServices	6,483
Chronic Illness Monitoring	26,170
Total	32,653

CONFIDENTIAL – © 2013

Management Team

Real-Time Visibility Active Care Improved Outcomes

David Derrick
Chairman & CEO

- *Governance and Board of Directors*
- *Management of Executive Team*
- *Strategic Sales and Market Development*
- *Strategic Capital Management*

Michael G Acton
Chief Financial Officer

- *Securities and Exchange Commission Compliance*
- *Medical Claims Submission and Revenue Recognition*
- *Audit, Control Functions, and Secretary to the Board of Directors*
- *Corporate Administration and Human Resources*

Michael Jones
Chief Strategy Officer

- *Product Definition and Management Intellectual Property and Patents*
- *Capital Market Strategies*
- *Brand, Corporate Marketing and Public Relations*
- *Research, Studies and Publications, Advisory Board Management*

Jeff Peterson
Vice President Finance

- *Investor and Financing Strategies*
- *Capital Management*

ActiveCare

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Management Team

Real-Time Visibility Active Care Improved Outcomes

Darrell Meador
President ActiveCare Biometrics

- *Channel Development, Distribution Strategies and Key Accounts*
- *Recurring Revenue and Channel Distribution*
- *New Account Implementation and Sales Operations*
- *Insurance Industry Advocacy and Business Development*

Jonathan Olson
Chief Technology Officer

- *Product Platform Development and Management*
- *Internal Information Technology, Tools and Systems*
- *New Technologies, Informatics and Predictive Analytics*
- *HIPAA, HITEC and Systems Regulatory Compliance*

David Lee
Vice President Operations

- *Disease Monitoring CareCenter and Call Center Management*
- *Product Packaging, Inventory and Logistics*
- *Member Management and Business to Consumer Sales*
- *Industry and Operations Regulatory Compliance*

ActiveCare

OTCBB:ACAR

Revolutionizing Healthcare

A comprehensive solution to chronic disease

Sales Plan Phase I
Present – December 2013 Qtr

ActiveCare

Sales Approach

Real-Time Visibility Active Care Improved Outcomes

1) In depth scrub of company's claim data identifying diabetics
2) Monitoring proposal submitted
    1) $350 for 1st quarter
    2) $260 subsequent quarters
3) Agreement signed and Plan Amendment implemented (opt out only)
4) Letters sent to all members explaining ActiveCare Wellness Program
5) Cellular Glucometers sent to each diabetic member


Telcare 12:00 PM
105 mg/dL
Data sent Successfully
Target
Susan, our records indicate that you have not had your annual eye or foot exam this year. Please schedule.

ActiveCare

OTCBB:ACAR

Sales Approach

Real-Time Visibility Active Care Improved Outcomes

6) Golden Touch follows up to personally welcome each new member and educates on testing importance
7) CareCenter tracks each members' testing compliance and glucose control
8) TPAs given access to real-time data including glucose levels, testing frequency and claims cost
9) Members given full access to online database
10) Monthly reports sent to Customers to highlight testing compliance and claims cost



ActiveCare
$0.00
$862.53
$355.44
$0.00
$659.69
$0.00
$5,527.14

ActiveCare

OTCBB:ACAR

Phase I Pipeline

Real-Time Visibility Active Care Improved Outcomes

State of Louisiana (BC/BS)	10,000
Gilsbar	22,000
Group and Pension Admin	9,000
Medwatch	7,000
HUB Int'l	10,000
Kennedy Financial	10,000
AHDI (pilot)	11,000
Vantage Health	3,000
RxBenefits	10,000
Colorado Choice	20,000
Cap Rock	1,000
SBS	1,000
Group Resources	6,000
TOTAL	**120,000**

Phase I Needs

Real-Time Visibility Active Care Improved Outcomes

1) Close 35,000 additional members
2) Software and reporting impovements
   a) Jonathon Olsen - CTO
3) Clean balance sheet
   a) Completed - $2.8 million raise
   b) Debenture conversion
4) $5 million line of credit

Phase I Needs (con't)

Real-Time Visibility Active Care Improved Outcomes

4) Obtain EBITDA breakeven
   a) September quarter
5) Peer reviewed study
6) Three additional patent filings
7) Sales force expansion
   a) Two additional sales managers
   b) Two additional account managers

Phase I Valuation

Real-Time Visibility Active Care Improved Outcomes

Valuation December Quarter:

Revenue of $9,588,000 x 4 x 3 =	$115,056,000
+Warrants exercise	$ 1,865,000
	$116,921,000

Price per share September quarter:

$116,921,000/28,263,000 shares = $4.13/share

ActiveCare

OTCBB:ACAR

Revolutionizing Healthcare

A comprehensive solution to chronic disease

Sales Plan Phase II
Jan 2014 – Dec 2014

ActiveCare

Phase II Potential

Real-Time Visibility Active Care Improved Outcomes

Total Sales Potential	
BCBS of Michigan	150,000
BCBS of Louisiana	150,000
BCBS of RI	26,500
BCBS of AZ	30,000
BCBS of MS	50,000
BCBS of AL	100,000
BCBS of GA	70,000
Independence BCBS	30,000
RxBenefits	23,500
AHDI (full roll out)	67,000
American Health Holdings	62,500
Hines Assoc.	60,000
WellDyne Co	100,000
TOTAL	**919,500**

ActiveCare

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Phase II Needs

Real-Time Visibility Active Care Improved Outcomes

1) Close additional 200,000 members
2) Remove going concern
3) Show financial strength
   a) Secondary equity raise
4) Improved software and reporting

Phase II Needs

Real-Time Visibility Active Care Improved Outcomes

5) Improved gross margins
   a) Monthly monitoring fee of $15
   b) Discount strips to provider ($33)
6) Sales force expansion
   a) 20 new account reps
7) CareCenter expansion

Phase II Valuation

Real-Time Visibility Active Care Improved Outcomes

Valuation based on 2014 projection of 250k members:

1) Net Income of $36 million x 25 multiple = $900 million
2) Shares outstanding (Potential fully diluted):

Previous Fully diluted	28,263,000
Secondary offering	5,000,000
	33,263,000

3) Price per share in December of 2015:

   $900 million/33,263,000 shares = $27.00/share

Capitalization Table

Real-Time Visibility Active Care Improved Outcomes

	Current Fully Diluted
Common Stock	4,650,700
Preferred D Stock	3,947,000
Preferred C Stock	480,000
Vested Options	2,026,000
Total	11,103,000
Projected Debenture Conversion and Raise	15,520,000
Warrants and Options @ $1.00	1,640,000
Total	**28,263,000**